SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 23, 2003

                         MULTI-TECH INTERNATIONAL CORP.
                  ----------------------------------------------
                  Exact Name of Registrant Specified in Charter

         NEVADA                      0-25909                 86-0931332
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


              9974 HUNTINGTON PARK DRIVE, STRONGSVILLE, OHIO  44136
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (440) 759-7470


                       760 KILLIAN ROAD, AKRON, OHIO 44319

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

            Not applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            Not applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

            Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not applicable.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

            John J. Craciun III has resigned as President and member of the Board of Directors of the Registrant. Mark P. Wing has resigned as a member of the Board of Directors of the Registrant. Steven Coutoumanos has resigned as Chief Executive Officer and as a member of the Board of Directors of the Registrant. Father Richard S. Rasch has resigned as a member of the Board of Directors of the Registrant.

            Mr. David Hostelley has been elected interim President, Chief Executive Officer and Secretary, until suitable replacements are located.

            The Company has changed its mailing address to 9974 Huntington Park Drive, Strongsville, Ohio 44136, phone (440) 759-7470.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

            Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            Not applicable.


ITEM 8. CHANGE IN FISCAL YEAR

            Not applicable.

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

ITEM 9.  REGULATION FD DISCLOSURE

            Not applicable.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

            Not applicable.


ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
         BENEFIT PLANS

            Not applicable.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            Not applicable.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MULTI-TECH INTERNATIONAL CORP.




Dated: July 1, 2003                     By: /s/ DAVE HOSTELLEY
                                           ------------------------------------
                                           Dave Hostelley, Interim President

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